EXHIBIT 99.2

                                     CONSENT


        The undersigned, being a director or nominee for director of Connecticut Natural Gas Corporation ("CNG"), does hereby consent to his or her election as a director of CTG Resources, Inc. ("CTG") immediately prior to the effectiveness of the share exchange (the "Share Exchange") contemplated by the Agreement and Plan of Exchange (the "Exchange Agreement") to be entered into between CNG and CTG. The undersigned understands that (i) he or she will be elected a director of CTG if and only if he or she is, at the time of such election, serving as a director of CNG,
   (ii) he or she will serve as a director of CTG (subject to removal, resignation, death, or disability) until the expiration of his or her existing term as a director of CNG, and (iii) after election as a director of CTG, he or she will continue to serve as a director of CNG (subject to the same exceptions).

        The undersigned hereby consents to the filing of this instrument with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the shares of capital stock to be issued by CTG pursuant to the Share Exchange.



                                                    /s/  Victor H. Frauenhofer
                                                         Victor H. Frauenhofer

                                                                  EXHIBIT 99.2

                                     CONSENT


        The undersigned, being a director or nominee for director of Connecticut Natural Gas Corporation ("CNG"), does hereby consent to his or her election as a director of CTG Resources, Inc. ("CTG") immediately prior to the effectiveness of the share exchange (the "Share Exchange") contemplated by the Agreement and Plan of Exchange (the "Exchange Agreement") to be entered into between CNG and CTG. The undersigned understands that (i) he or she will be elected a director of CTG if and only if he or she is, at the time of such election, serving as a director of CNG,
   (ii) he or she will serve as a director of CTG (subject to removal, resignation, death, or disability) until the expiration of his or her existing term as a director of CNG, and (iii) after election as a director of CTG, he or she will continue to serve as a director of CNG (subject to the same exceptions).

        The undersigned hereby consents to the filing of this instrument with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the shares of capital stock to be issued by CTG pursuant to the Share Exchange.



                                                        /s/  Bessye W. Bennett
                                                             Bessye W. Bennett

                                                                  EXHIBIT 99.2

                                     CONSENT


        The undersigned, being a director or nominee for director of Connecticut Natural Gas Corporation ("CNG"), does hereby consent to his or her election as a director of CTG Resources, Inc. ("CTG") immediately prior to the effectiveness of the share exchange (the "Share Exchange") contemplated by the Agreement and Plan of Exchange (the "Exchange Agreement") to be entered into between CNG and CTG. The undersigned understands that (i) he or she will be elected a director of CTG if and only if he or she is, at the time of such election, serving as a director of CNG,
   (ii) he or she will serve as a director of CTG (subject to removal, resignation, death, or disability) until the expiration of his or her existing term as a director of CNG, and (iii) after election as a director of CTG, he or she will continue to serve as a director of CNG (subject to the same exceptions).

        The undersigned hereby consents to the filing of this instrument with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the shares of capital stock to be issued by CTG pursuant to the Share Exchange.



                                                      /s/  Beverly L. Hamilton
                                                           Beverly L. Hamilton

                                                                  EXHIBIT 99.2

                                     CONSENT


        The undersigned, being a director or nominee for director of Connecticut Natural Gas Corporation ("CNG"), does hereby consent to his or her election as a director of CTG Resources, Inc. ("CTG") immediately prior to the effectiveness of the share exchange (the "Share Exchange") contemplated by the Agreement and Plan of Exchange (the "Exchange Agreement") to be entered into between CNG and CTG. The undersigned understands that (i) he or she will be elected a director of CTG if and only if he or she is, at the time of such election, serving as a director of CNG,
   (ii) he or she will serve as a director of CTG (subject to removal, resignation, death, or disability) until the expiration of his or her existing term as a director of CNG, and (iii) after election as a director of CTG, he or she will continue to serve as a director of CNG (subject to the same exceptions).

        The undersigned hereby consents to the filing of this instrument with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the shares of capital stock to be issued by CTG pursuant to the Share Exchange.



                                                       /s/  Harvey S. Levenson
                                                            Harvey S. Levenson

                                                                  EXHIBIT 99.2

                                     CONSENT


        The undersigned, being a director or nominee for director of Connecticut Natural Gas Corporation ("CNG"), does hereby consent to his or her election as a director of CTG Resources, Inc. ("CTG") immediately prior to the effectiveness of the share exchange (the "Share Exchange") contemplated by the Agreement and Plan of Exchange (the "Exchange Agreement") to be entered into between CNG and CTG. The undersigned understands that (i) he or she will be elected a director of CTG if and only if he or she is, at the time of such election, serving as a director of CNG,
   (ii) he or she will serve as a director of CTG (subject to removal, resignation, death, or disability) until the expiration of his or her existing term as a director of CNG, and (iii) after election as a director of CTG, he or she will continue to serve as a director of CNG (subject to the same exceptions).

        The undersigned hereby consents to the filing of this instrument with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the shares of capital stock to be issued by CTG pursuant to the Share Exchange.



                                                          /s/  Deroy C. Thomas
                                                               Deroy C. Thomas

                                                                  EXHIBIT 99.2

                                     CONSENT


        The undersigned, being a director or nominee for director of Connecticut Natural Gas Corporation ("CNG"), does hereby consent to his or her election as a director of CTG Resources, Inc. ("CTG") immediately prior to the effectiveness of the share exchange (the "Share Exchange") contemplated by the Agreement and Plan of Exchange (the "Exchange Agreement") to be entered into between CNG and CTG. The undersigned understands that (i) he or she will be elected a director of CTG if and only if he or she is, at the time of such election, serving as a director of CNG,
   (ii) he or she will serve as a director of CTG (subject to removal, resignation, death, or disability) until the expiration of his or her existing term as a director of CNG, and (iii) after election as a director of CTG, he or she will continue to serve as a director of CNG (subject to the same exceptions).

        The undersigned hereby consents to the filing of this instrument with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the shares of capital stock to be issued by CTG pursuant to the Share Exchange.



                                                         /s/  Richard J. Shima
                                                              Richard J. Shima

                                                                  EXHIBIT 99.2

                                     CONSENT


        The undersigned, being a director or nominee for director of Connecticut Natural Gas Corporation ("CNG"), does hereby consent to his or her election as a director of CTG Resources, Inc. ("CTG") immediately prior to the effectiveness of the share exchange (the "Share Exchange") contemplated by the Agreement and Plan of Exchange (the "Exchange Agreement") to be entered into between CNG and CTG. The undersigned understands that (i) he or she will be elected a director of CTG if and only if he or she is, at the time of such election, serving as a director of CNG,
   (ii) he or she will serve as a director of CTG (subject to removal, resignation, death, or disability) until the expiration of his or her existing term as a director of CNG, and (iii) after election as a director of CTG, he or she will continue to serve as a director of CNG (subject to the same exceptions).

        The undersigned hereby consents to the filing of this instrument with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the shares of capital stock to be issued by CTG pursuant to the Share Exchange.



                                                       /s/  Michael W. Tomasso
                                                            Michael W. Tomasso

                                                                  EXHIBIT 99.2

                                     CONSENT


        The undersigned, being a director or nominee for director of Connecticut Natural Gas Corporation ("CNG"), does hereby consent to his or her election as a director of CTG Resources, Inc. ("CTG") immediately prior to the effectiveness of the share exchange (the "Share Exchange") contemplated by the Agreement and Plan of Exchange (the "Exchange Agreement") to be entered into between CNG and CTG. The undersigned understands that (i) he or she will be elected a director of CTG if and only if he or she is, at the time of such election, serving as a director of CNG,
   (ii) he or she will serve as a director of CTG (subject to removal, resignation, death, or disability) until the expiration of his or her existing term as a director of CNG, and (iii) after election as a director of CTG, he or she will continue to serve as a director of CNG (subject to the same exceptions).

        The undersigned hereby consents to the filing of this instrument with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the shares of capital stock to be issued by CTG pursuant to the Share Exchange.



                                                    /s/  James F. English, Jr.
                                                         James F. English, Jr.

                                                                  EXHIBIT 99.2

                                     CONSENT


        The undersigned, being a director or nominee for director of Connecticut Natural Gas Corporation ("CNG"), does hereby consent to his or her election as a director of CTG Resources, Inc. ("CTG") immediately prior to the effectiveness of the share exchange (the "Share Exchange") contemplated by the Agreement and Plan of Exchange (the "Exchange Agreement") to be entered into between CNG and CTG. The undersigned understands that (i) he or she will be elected a director of CTG if and only if he or she is, at the time of such election, serving as a director of CNG,
   (ii) he or she will serve as a director of CTG (subject to removal, resignation, death, or disability) until the expiration of his or her existing term as a director of CNG, and (iii) after election as a director of CTG, he or she will continue to serve as a director of CNG (subject to the same exceptions).

        The undersigned hereby consents to the filing of this instrument with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the shares of capital stock to be issued by CTG pursuant to the Share Exchange.



                                                       /s/  Laurence A. Tanner
                                                            Laurence A. Tanner

                                                                  EXHIBIT 99.2

                                     CONSENT


        The undersigned, being a director or nominee for director of Connecticut Natural Gas Corporation ("CNG"), does hereby consent to his or her election as a director of CTG Resources, Inc. ("CTG") immediately prior to the effectiveness of the share exchange (the "Share Exchange") contemplated by the Agreement and Plan of Exchange (the "Exchange Agreement") to be entered into between CNG and CTG. The undersigned understands that (i) he or she will be elected a director of CTG if and only if he or she is, at the time of such election, serving as a director of CNG,
   (ii) he or she will serve as a director of CTG (subject to removal, resignation, death, or disability) until the expiration of his or her existing term as a director of CNG, and (iii) after election as a director of CTG, he or she will continue to serve as a director of CNG (subject to the same exceptions).

        The undersigned hereby consents to the filing of this instrument with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the shares of capital stock to be issued by CTG pursuant to the Share Exchange.



                                                       /s/  Herman J. Fonteyne
                                                            Herman J. Fonteyne

                                                                  EXHIBIT 99.2

                                     CONSENT


        The undersigned, being a director or nominee for director of Connecticut Natural Gas Corporation ("CNG"), does hereby consent to his or her election as a director of CTG Resources, Inc. ("CTG") immediately prior to the effectiveness of the share exchange (the "Share Exchange") contemplated by the Agreement and Plan of Exchange (the "Exchange Agreement") to be entered into between CNG and CTG. The undersigned understands that (i) he or she will be elected a director of CTG if and only if he or she is, at the time of such election, serving as a director of CNG,
   (ii) he or she will serve as a director of CTG (subject to removal, resignation, death, or disability) until the expiration of his or her existing term as a director of CNG, and (iii) after election as a director of CTG, he or she will continue to serve as a director of CNG (subject to the same exceptions).

        The undersigned hereby consents to the filing of this instrument with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the shares of capital stock to be issued by CTG pursuant to the Share Exchange.



                                                         /s/  Denis F. Mullane
                                                              Denis F. Mullane

                                                                  EXHIBIT 99.2

                                     CONSENT


        The undersigned, being a director or nominee for director of Connecticut Natural Gas Corporation ("CNG"), does hereby consent to his or her election as a director of CTG Resources, Inc. ("CTG") immediately prior to the effectiveness of the share exchange (the "Share Exchange") contemplated by the Agreement and Plan of Exchange (the "Exchange Agreement") to be entered into between CNG and CTG. The undersigned understands that (i) he or she will be elected a director of CTG if and only if he or she is, at the time of such election, serving as a director of CNG,
   (ii) he or she will serve as a director of CTG (subject to removal, resignation, death, or disability) until the expiration of his or her existing term as a director of CNG, and (iii) after election as a director of CTG, he or she will continue to serve as a director of CNG (subject to the same exceptions).

        The undersigned hereby consents to the filing of this instrument with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the shares of capital stock to be issued by CTG pursuant to the Share Exchange.

                                                      /s/  Arthur C. Marquardt
                                                           Arthur C. Marquardt